UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 22, 2009 (July 16, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 16, 2009, Shandong Taibang Biological Products Co., Ltd. ("Shandong Taibang"),  an indirect subsidiary of China Biologic Products, Inc. (the "Company"), paid the final installment towards the acquisition from Mr. Fan Qingchun (the "Transferor"), a PRC citizen, of a 35% equity interest in Xi'an Huitian Blood Products Co., Ltd. ("Huitian"), a PRC limited company, for an aggregate purchase price (the "Purchase Price") of RMB 44,000,000 (approximately, $6,443,393) (the "Equity Transfer"), in accordance with the terms of an equity transfer agreement, as amended (the "Equity Transfer Agreement"), dated October 10, 2008, among Shandong Taibang and the Transferor. As a result of the transaction, Huitian is now an indirect minority-owned subsidiary of the Company. For details regarding terms of the Equity Transfer Agreement, see the Company’s Current Reports on Form 8-K filed on October 16, 2008 and April 23, 2009, and Exhibits 10.1 through 10.5 thereto, which are incorporated by reference herein.

The Company paid half of the Purchase Price, or RMB 22,000,000, from internal funds, and paid the balance of the Purchase Price, as well as the accrued interest of RMB 1,294,986 (approximately, $189,639), from the proceeds of the Company’s recent private placement transaction which closed on June 10, 2009.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit No.	Description

10.1	Equity Transfer Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun, dated October 10, 2008 (incorporation by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.2	Joint Venture and Cooperation Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Shaanxi Power Construction Corporation, dated September 12, 2008 (incorporation by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.3	Agreement on Equity Transfer, Acquisition, Joint Venture and Cooperation (English Translation), among Shandong Taibang Biological Products Co., Ltd., Shaanxi Power Construction Corporation and Fan Qingchun, dated September 12, 2008 (incorporation by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.4	Agreement (English Translation), among Shandong Taibang Biological Products Co., Ltd., Logic Express Ltd. and Shandong Biological Products Research Institute, dated September 12, 2008 (incorporation by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.5	Supplemental Agreement (English Translation), dated April 18, 2009, between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun (incorporation by reference to Exhibit 10.5 of the current report on Form 8-K filed by the Company on April 23, 2009).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: July 22, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Transfer Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun, dated October 10, 2008 (incorporation by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.2	Joint Venture and Cooperation Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Shaanxi Power Construction Corporation, dated September 12, 2008 (incorporation by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.3	Agreement on Equity Transfer, Acquisition, Joint Venture and Cooperation (English Translation), among Shandong Taibang Biological Products Co., Ltd., Shaanxi Power Construction Corporation and Fan Qingchun, dated September 12, 2008 (incorporation by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.4	Agreement (English Translation), among Shandong Taibang Biological Products Co., Ltd., Logic Express Ltd. and Shandong Biological Products Research Institute, dated September 12, 2008 (incorporation by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.5	Supplemental Agreement (English Translation), dated April 18, 2009, between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun (incorporation by reference to Exhibit 10.5 of the current report on Form 8-K filed by the Company on April 23, 2009).